EXHIBIT 10.22



                            CREDIT FACILITY AGREEMENT
                                       AND
                                 PROMISSORY NOTE


     This CREDIT FACILITY AGREEMENT (the "Agreement") is made as of February 3, 2000 between Netrix Corporation (the "Borrower") and Steven T. Francesco (the "Lender").


SECTION 1.  AMOUNT AND TERMS OF THE CREDIT FACILITY

     1.1 THE CREDIT FACILITY

     Subject to the terms and conditions of this Agreement and the Note (as such term is defined in Section 1.2 below), the Lender agrees to make available to the Borrower a credit facility (the "Facility") under which the Borrower may from time to time on or after the date hereof to and including the Expiration Date (as such term is defined in Section 2.3 below) borrow from the Lender any amount up to but not to exceed $10,000,000 in the aggregate at any one time outstanding (exclusive of interest, fees or other charges payable by the Borrower under this Agreement and Note). Borrowings under the Facility are herein referred to collectively as the "Loans" and individually as a "Loan". The Borrower may use the Facility by borrowing, repaying and reborrowing in accordance with the terms and conditions of this Agreement and the Note. Each request for a Loan may be made upon ten business days' notice. Each Loan shall be deemed to be a representation and warranty by the Borrower on the date of such Loan that immediately prior to and after the making of such Loan (i) no Event of Default (as described in Section 2.1 below), or event which, with the giving of notice or lapse of time or both, would become such an Event of Default, shall have occurred and be continuing and (ii) no material adverse change in the financial condition, assets, business, operations or prospects of the Borrower shall have occurred, and the truth and correctness of each of the foregoing representations when deemed made is a condition precedent to the Lender's obligation to make such Loan.

     1.2 THE NOTE

     On or prior to the date on which the Lender makes the initial Loan to the Borrower under the Facility, the Borrower shall execute and deliver to the Lender the promissory note (the "Note") which follows this Agreement.

     The initial Loan and all subsequent Loans, and each payment made on account of the principal thereof, shall be endorsed on the Note as of the date such Loan is made or such payment is received by the Lender in immediately available funds as provided in the Note. The Note shall be used to record all Loans and payments of principal made under the Facility.

     1.3 VOLUNTARY PREPAYMENTS

     The Borrower may prepay the Note in whole at any time or in part from time to time without premium or penalty. Partial prepayments of the Note shall be in a minimum principal amount of $10,000 or any whole multiple thereof.

     1.4 FINANCIAL INFORMATION

     The Borrower hereby agrees to provide such financial information to the Lender as the Lender may reasonably request from time to time.


SECTION 2.  TERMINATION OF THE FACILITY

     2.1 EVENTS OF DEFAULT

     If the Borrower fails to perform any agreement herein contained or contained in any other agreement with the Lender or if default occurs in the punctual payment of any sum payable under the Note, this Agreement or any other obligation of the Borrower to the Lender, or if any representation or warranty deemed made pursuant to Section 1.1 above shall be untrue or incorrect in any respect, or if any event described in paragraph 3 of the Note occurs; then the Facility shall automatically terminate and all Loans, although not yet due, shall become immediately due and payable without notice or demand.

     2.2 TERMINATION OR REDUCTION OF COMMITMENT

     The Borrower shall have the right, upon prior written notice to the Lender, to terminate the Facility in whole at any time or to reduce the amount of the Facility provided in Section 1.1 in part from time to time, provided that (a) any termination of the Facility shall be accompanied by payment in full of the unpaid principal amount of the Note, together with interest accrued thereon, and
(b) partial reductions of the Facility shall be in the minimum amount of $25,000, and shall be accompanied by prepayment, together with interest accrued thereon to the date of the prepayment, to the extent, if any, that the aggregate unpaid principal amount of the Note exceeds the Facility as then reduced.

     2.3 EXPIRATION DATE

     Unless specifically extended by the Lender in writing or otherwise terminated under Section 2.1 or Section 2.2, the Facility shall expire on the earlier of (x) May 30, 2001 or (y) the date Borrower raises $10.0 million or more through the sale of equity securities (the "Expiration Date"), and all amounts outstanding under this Agreement and the Note shall be due and payable on the Expiration Date.


SECTION 3.  MISCELLANEOUS

     3.1 NO WAIVER

     The Borrower agrees that no failure to exercise and no delay in exercising, on the part of the Lender, any right, power or privilege under this Agreement or the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided under this Agreement and the Note are cumulative and not exclusive of any rights or remedies provided by law. No modification or waiver of any provision of this Agreement or the Note, or any consent to any departure by the Borrower from the provisions hereof or thereof, shall be effective unless the same shall be in writing from the Lender and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. No notice to the Borrower shall entitle the Borrower to any other or further notice in other or similar circumstances unless expressly provided for herein. No course of dealing between the Borrower and the Lender shall operate as a waiver of any of the rights of the Lender under this Agreement or the Note.

     3.2 SUCCESSORS AND ASSIGNS

     The Lender may at any time and from time to time sell, assign, transfer or otherwise dispose of all or any portion of this Agreement, the Note or the Lender's interest herein and the Lender may furnish any information concerning the Borrower in the possession of the Lender from time to time to its transferees or assignees (including prospective transferees or assignees). The Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

     3.3 EXPENSES

     The Borrower agrees to reimburse the Lender on demand for all costs, expenses and charges (including, without limitation, fees and charges of counsel and costs allocated by internal legal counsel) in connection with the preparation or modification of this Agreement and the Note; the performance, collection or enforcement of this Agreement or the Note; or, the defense or prosecution of any rights of the Lender pursuant to this Agreement or the Note.

     3.4 GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     3.5 NOTICE

     All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed dully given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

      If to the Borrower      Netrix Corporation
                              13595 Dulles Technology Drive
                              Herndon, Virginia  20171
                              Attention:  Chairman
                              Telephone:  (703) 742-6000
                              Facsimile:  (703) 793-2060

      If to the Lender        Steven T. Francesco
                              c/o Netrix Corporation
                              13595 Dulles Technology Drive
                              Herndon, Virginia  20171
                              Telephone:  (703) 742-6000
                              Facsimile:  (703) 793-2060

     Either the Borrower or the Lender may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using personal delivery, expedited courier, messenger service, telecopy or ordinary mail, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either the Borrower or the Lender may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by given the other notice in the manner set forth in this paragraph, provided that no such change of address shall be effective until it actually is received by the intended recipient.

     3.6 ENTIRE AGREEMENT

     This Agreement (including the Note) constitutes the entire agreement between the Borrower and the Lender and supersedes any prior understandings, agreements or representations by or between the Borrower and the Lender, written or oral, to the extent they related in any way to the subject matter hereof.

     The Borrower and the Lender have caused this Agreement to be signed as of the date first written above.



                                          NETRIX CORPORATION


                                          By:  /s/ Peter J. Kendrick
                                             -----------------------------------

                                          Title:  Chief Financial Officer
                                                --------------------------------



                                                  /s/ Steven T. Francesco
                                                --------------------------------
                                                      Steven T. Francesco

                                PROMISSORY NOTE

                                                                 Viena, Virginia


$ ----------------                         ----------------------,-------------,

     1. On the Expiration Date (as such term is defined in Section 2.3 of the Credit Facility Agreement of even date herewith between the Borrower and the Lender (the "Agreement")), FOR VALUE RECEIVED, Netrix Corporation (the "Borrower") promises to pay to the order of Steven T. Francesco (the "Lender") at his address provided in the Agreement, in United States dollars, the aggregate unpaid principal amount of all Loans (as such term is defined in Section 1.1 of the Agreement) made by the Lender to the Borrower as shown on the schedule attached hereto and made a part hereof (the "Schedule"), together with interest (calculated on the basis of a 360 day year for the actual number of days elapsed) on the unpaid principal amount thereof from time to time outstanding at a rate per annum equal to 5% above the prime rate of interest published by THE WALL STREET JOURNAL from time to time as the prime rate, but in no event in excess of the maximum rate permitted by applicable law. Any principal amount hereof which is not paid when due (whether as stated, by acceleration or otherwise) shall bear interest for each day during the period from and including the due date to the date of payment in full thereof at a rate per annum equal to 2% above the rate in effect on such day. The Borrower agrees that interest shall be payable on the last business day of each calendar month commencing on the first such date occurring after the date of this Note and on any payment of principal. Any change in the interest rate resulting from a change in the prime rate shall become effective as of the opening of business on the day on which such change in such prime rate occurs. If any payment under this Note becomes due and payable on a Saturday, Sunday or other day on which commercial Lenders are authorized to close under the laws of the Commonwealth of Virginia, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the applicable rate during such extension.

     2. The Lender shall, and is hereby authorized by the Borrower to, endorse on the Schedule and any continuations thereof appropriate notations to evidence the date and principal amount of each Loan and the date and amount of each payment of principal on the date such Loan is made or a payment in immediately available funds is received; provided that the Lender's failure to make any such notation shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Agreement. This Note shall be used to record all Loans and payment of principal made hereunder and it shall continue to be used even though there may be periods when no amount of principal or interest is owing hereunder. The Schedule and all continuations thereof shall be conclusive in the absence of manifest error.

     3. If any of the following events of default shall occur with respect to the Borrower: (a) the Borrower shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note or the Agreement, as and when due and payable; (b) any representation or warranty made or deemed made by the Borrower in this Note or in the Agreement, or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any this Note or the Agreement, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in any Note or the Agreement on its part to be performed or observed; (d) the Borrower or shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity or if there shall be any default by the Borrower under any agreement relating to such indebtedness; (e) the Borrower shall dissolve or for any reason cease to be in existence; or (f) the Borrower is involved in a proceeding which may result in a forfeiture of all or a substantial part of the Borrower's assets or a material judgment is entered against the Borrower; THEN, in any such case, if the Lender shall elect by notice to the Borrower, the unpaid principal amount of this Note and all Loans made hereunder, together with accrued interest, shall become forthwith due and payable; the unpaid principal amount of this Note and all Loans made hereunder, together with accrued interest, shall immediately become due and payable without any notice or other action by the Lender.

     4. This Note is the Note referred to in the Agreement and is subject to the terms and conditions thereof, is entitled to the benefits thereof and may be prepaid as provided therein.

     5. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


                                    NETRIX CORPORATION



                                    BY:_________________________________________


                                    TITLE:______________________________________

                          SCHEDULE OF LOANS AND PAYMENT


===============================================================================
                                                 AGGREGATE
                                                 PRINCIPAL
     DATE                                         BALANCE         NOTATION
      OF                         AMOUNT OF       REMAINING          MADE
     LOAN       AMOUNT OF LOAN    PAYMENT         UNPAID             BY
===============================================================================